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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) July 9, 1997
                          -----------------------------

                       FIRST CENTRAL FINANCIAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

            NEW YORK                         1-9138                           11-2648222
(State or Other Jurisdiction of     (Commission File Number)   (I.R.S. Employer Identification Number)
        Incorporation)

                                266 MERRICK ROAD
                            LYNBROOK, NEW YORK 11563
               (Address of Principal Executive Offices) (Zip Code)

     Registrant's telephone number, including area code       (516) 593-7070



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ITEM 5.  OTHER EVENTS

         The Registrant's principal subsidiary, First Central Insurance Company
("FCIC"), a property and casualty insurer and the Insurance Department of the State of New York (the "Department") entered into a Stipulation dated July 9,
1997 (the "Stipulation"). A copy of the Stipulation is annexed as Exhibit 99 hereto. The Stipulation provides that FCIC will not write any new business of any kind in any state, will limit the net amount of renewal business it will write and will not recommence writing new business or increase the amount of renewal business it writes without the prior written approval of the Department.
The Stipulation prohibits FCIC from engaging in certain extraordinary or affiliate transactions without the Department's prior written approval and requires FCIC to submit a plan of operation, including provisions for strengthening FCIC's statutory financial condition and results of operations, for the Department's review and approval. The Stipulation provides that such plan must contemplate completion within six months of its submission.

         On August 11, 1997, FCIC submitted its plan to the Department pursuant to the Stipulation. The plan comprises the following elements: capital infusion and conversion or redemption of the Registrant's 9% Convertible Subordinated
Debentures due 2000; reinsurance stop-loss program; revised marketing and underwriting strategy; improvement in losses incurred; reduction in loss adjustment expenses; reduction in operating expenses; approval of related party transactions; and upgrade in the current A.M. Best & Co. rating of FCIC.
Although the Stipulation does not require completion of the plan until February
11, 1998, the Department retains the power to commence proceedings seeking the earlier rehabilitation or liquidation of FCIC should the financial condition of FCIC or other circumstances at the time warrant such action. The Department continues to monitor the statutory financial condition and results of operations of FCIC.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (C)      EXHIBITS

                  Exhibit  Description

                  99     Stipulation, dated July 9, 1997, between First Central
                         Insurance Company and the State of New York Insurance
                         Department.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FIRST CENTRAL FINANCIAL CORPORATION

October 1, 1997                     By:  /s/ ANDREW W. ATTIVISSIMO
                                        --------------------------
                                        Andrew W. Attivissimo
                                        Chairman, Chief Executive Officer,
                                        President and Chief Operating Officer


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                                  EXHIBIT INDEX

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
Exhibit       Description

   99         Stipulation, dated July 9, 1997, between First Central Insurance
              Company and the State of New York Insurance Department


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